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                                                                      EXHIBIT 32

                                  CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
              (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63
                        OF TITLE 18, UNITED STATES CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Computer Task Group, Incorporated, a New York corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended April 1, 2005 as filed with the Securities and Exchange Commission (the "Form 10-Q") that:

            (1) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Computer Task Group, Incorporated and will be retained by Computer Task Group, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 11, 2005                       /s/ James R. Boldt
                                          -------------------------------------
                                                   James R. Boldt
                                                   Chairman and Chief Executive
                                                   Officer

Dated: May 11, 2005                       /s/ Gregory M. Dearlove
                                          -------------------------------------
                                                   Gregory M. Dearlove
                                                   Senior Vice President and
                                                   Chief Financial Officer

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